MANAGERS AMG FUNDS

Essex Growth Fund

Supplement dated October 19, 2010

to the Statement of Additional Information dated October 1, 2010

The following information supplements and supersedes any information to the contrary relating to Essex Growth Fund (the “Fund”), a series of Managers AMG Funds (the “Trust”), contained in the Fund’s Statement of Additional Information dated October 1, 2010 (the “SAI”).

At a meeting held on October 12, 2010, the Trust’s Board of Trustees approved a plan to liquidate the Fund beginning on or about October 25, 2010 (the “Liquidation”). Effective October 25, 2010, the Fund will begin selling its portfolio investments and will invest the proceeds in cash and cash equivalents in anticipation of the Liquidation. Effective immediately, the Fund will no longer accept applications for new accounts. Proceeds of the Liquidation are expected to be distributed to shareholders of the Fund in a complete redemption of their shares on or about December 17, 2010 in the manner set forth below. A shareholder letter will be sent to existing shareholders who hold their shares directly with the Fund on or about October 19, 2010, setting forth the various options and instructions with respect to the Liquidation and the distribution of each shareholder’s redemption proceeds. Any direct shareholder may elect to have redemption proceeds sent to them via check. Shareholders may also elect to exchange their Fund shares at no cost into any other fund in the Managers Funds’ complex (subject to minimum initial investment requirements). In the event a shareholder elects to invest in a fund with a front-end sales charge, that charge will be waived; however, subsequent investments will be subject to the sales charge. In the event a shareholder elects to invest in a fund with multiple share classes, the shareholder will automatically be invested in the lowest expense ratio class for which the account qualifies. Shareholders who do not elect to receive their redemption proceeds in cash or exchange into another fund in the Managers Funds’ complex by December 15, 2010, will have their redemption proceeds automatically invested through Managers Investment Group LLC in the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”), a money market fund managed by JPMorgan Asset Management, and Shareholders will remain invested in the JPMorgan Fund until they elect to redeem their shares of the JPMorgan Fund or exchange into another fund in the Managers Funds’ complex (subject to the exchange conditions described above). If you are holding your shares in the Fund through a financial intermediary, please contact your financial representative to discuss your options.

Before completing the liquidation, the Fund intends to distribute its accumulated net capital gains and net investment income, if any, to shareholders of the Fund; these distributions will be taxable to shareholders who do not hold their shares in a tax-advantaged account such as an IRA or 401(k).

Effective immediately, David M. Goss no longer serves as portfolio manager of the Fund with day-to-day portfolio management responsibility of the Fund and has been replaced by Stephen D. Cutler, CFA, and Robert J. Uek, CFA, as co-portfolio managers of the Fund during the liquidation process. Mr. Cutler joined Essex Investment Management Company, LLC (“Essex”) in 1989 and is President, Managing Principal and Portfolio Manager at Essex, with direct portfolio management responsibilities for private clients. As one of Essex’s three Managing Principals, he is responsible for the overall management of Essex. Mr. Uek is Vice President and Portfolio Manager on the Global Environmental Opportunities Strategy at Essex. Prior to joining Essex in 2009, Mr. Uek was Vice President and Portfolio Manager at State Street Global Advisors from 2004 to 2008. Messrs. Cutler and Uek are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Accordingly, all references in the SAI to Mr. Goss are hereby deleted and all references to the portfolio managers of the Fund shall refer to Stephen D. Cutler and Robert J.Uek.

In addition, under the heading “Portfolio Managers of the Funds – Other Accounts Managed by the Portfolio Managers,” the table pertaining to Mr. Goss on pages thirty-three and thirty-four of the SAI are hereby deleted and replaced with the following:

Portfolio Manager: Stephen D. Cutler

Type of Account	Number of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	None	$0	None	$0
Other Accounts	27	$62.00	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Portfolio Manager: Robert J. Uek

Type of Account	Number of Accounts Managed[1]	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	1	$1.00	None	$0
Other Accounts	None	$0	None	$0

[1]	Other Accounts Managed includes accounts managed in a personal capacity as well as accounts managed in a professional capacity.

Furthermore, under “Portfolio Managers of the Funds – Portfolio Managers’ Ownership of Fund Shares – Growth Fund,” the information regarding Mr. Goss on page 35 of the SAI is hereby deleted and replaced with the following:

Mr. Cutler: None

Mr. Uek: None

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE